EXHIBIT 10.4

WARRANT AGENT AGREEMENT

This Warrant Agent Agreement (this “Agreement”) is made as of February 16, 2007, between CHARYS HOLDING COMPANY, INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK TRUST COMPANY, N.A. (the “Warrant Agent”).

WHEREAS, pursuant to a Purchase Agreement, dated as of February 14, 2007 (the “Purchase Agreement”), the Company is selling to the initial purchaser named therein (the “Initial Purchaser”) up to 201,250 units (the “Units”) of the Company’s securities, each Unit consisting of $1,000 principal amount of the Company’s 8.75% Senior Convertible Notes due 2012 (the “Notes”), a warrant to purchase up to 333.333 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an initial exercise price of $4.00 per share (a “$4.00 Warrant”) and a warrant to purchase up to 333.333 shares of Common Stock, at an initial exercise price of $5.00 per share (a “$5.00 Warrant”); the $4.00 Warrants and the $5.00 Warrants are collectively referred to as the “Warrants;”

WHEREAS, the Notes will be issued pursuant to the provisions of an Indenture, dated as of the date hereof, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”);

WHEREAS, the Company desires to engage the Warrant Agent to act on the Company’s behalf, and the Warrant Agent desires to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein; and

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights and obligations of the Company, the Warrant Agent and the holders of the Warrants (the “Holders”);

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.             Certain Definitions.

“Affiliate” of any Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such first Person. For this purpose, “control” shall mean the power to direct the management and policies of a Person through the ownership of securities, by contract or otherwise.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person and all warrants, options or rights to acquire such capital stock.

“Common Stock Equivalents” means rights, options, warrants or other securities to, directly or indirectly, subscribe for or purchase Common Stock, or securities, directly or indirectly, convertible or exercisable into or exchangeable for Common Stock.

“Current Market Price” means (a) if the Common Stock is listed or quoted on a Trading Market, the Volume Weighted Average Price for the 20 consecutive Trading Days ending on, and including, the Trading Day immediately preceding the applicable Date of Determination; and (b) if not so listed or quoted, such price as the Board of Directors of the Company shall determine, in good faith.

“Date of Determination” means (a) with respect to Section 4.3.1, the Date of Exercise, (b) with respect to Sections 5.1, 5.2 and 5.3, the date fixed for determination of the holders of Common Stock entitled to receive the subject dividend, issuance or distribution, and (c) with respect to Section 5.4, the Trading Day immediately preceding the date on which the Common Stock or Common Stock Equivalents are issued or sold.

“Depositary” means The Depositary Trust Company, its nominees and their respective successors.

“Excluded Securities” means shares, rights, options, warrants and convertible or exchangeable securities, issued or issuable (a) in any of the transactions with respect to which an adjustment of the Warrant Price is provided pursuant to Sections 5.1 through 5.3 hereof, (b) pursuant to the Purchase Agreement or in connection therewith, including, the Units, the Notes (the guarantees endorsed thereon), the Warrants and the Initial Purchaser’s Warrants, (c) upon conversion of the Notes or exercise of the Warrants or the Initial Purchaser’s Warrants, and (d) to directors and employees (including officers) pursuant to stock option and incentive plans of the Company existing as of the Issue Date.

“Indebtedness” of a Person means the principal of, premium, if any, and interest on, and all other obligations in respect of (a) all indebtedness of such Person for borrowed money (including all indebtedness evidenced by notes, bonds, debentures or other securities), (b) all obligations (other than trade payables) incurred by such Person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such Person or another Person) of any business, real property or other assets, (c) all reimbursement obligations of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person, (d) all capital lease obligations of such Person, (e) all net obligations of such Person under interest rate swap, currency exchange or similar agreements of such Person, (f) all obligations and other liabilities, contingent or otherwise, under any lease or related document, including a purchase agreement, conditional sale or other title retention agreement, in connection with the lease of real property or improvements thereon (or any personal property included as part of any such lease) which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property or pay an agreed-upon residual value of the leased property, including such Person’s obligations under such lease or related document to purchase or cause a third party to purchase such leased property or pay an agreed-upon residual value of the leased property to the lessor, (g) guarantees by such Person of indebtedness described in clauses (a) though (f) of another Person, and (h) all renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any indebtedness, obligation, guarantee or liability of the kind described in clauses (a) though (g).

“Initial Purchaser’s Warrants” means the warrants issued or issuable to the Initial Purchaser and/or one or more of its Affiliates in connection with the transactions contemplated by the Purchase Agreement.

“Issue Date” means February 16, 2007.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of February 16, 2007, by and between the Company and the Initial Purchaser.

“Registration Statement” has the meaning ascribed thereto in the Registration Rights Agreement.

“Restricted Security” means a Warrant that constitutes a “restricted security” within the meaning of Rule 144(a)(3) under the Securities Act; provided, however, that the Warrant Agent shall be entitled to request and conclusively rely on a written opinion of counsel to the Company with respect to whether any Warrant constitutes a Restricted Security.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

“Trading Day” means a day during which trading in securities generally occurs on the principal Trading Market on which the Common Stock is then listed or quoted.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Boston Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, NASDAQ Capital Market or the Over-The-Counter Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Volume Weighted Average Price” means (a) with respect to a specified Trading Day, the quotient obtained by dividing (i) the sum of the Volume Weighted Transaction Price for each trade of Common Stock made during such Trading Day by (ii) the total number of shares of Common Stock traded on such Trading Day, and (b) with respect to a specified number of Trading Days, the average Volume Weighted Average Price for such Trading Days, determined by dividing the sum of the Volume Weighted Average Price for each such Trading Day (determined in accordance with the foregoing clause (a)) by the number of Trading Days during such period.

“Volume Weighted Transaction Price” means, with respect to a particular trade of Common Stock, the quotient obtained by dividing (a) the product of the number of shares bought and sold in such transaction, multiplied by the price at which such shares are bought and sold, divided by (b) the number of shares bought and sold in such transaction.

2.             Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

3.             Issuance; Registration; Transfer; Exchange; Replacement; Cancellation; etc.

3.1          Original Issue of Warrants; Form of Warrant Certificates.

3.1.1       Certificates representing the $4.00 Warrants and the $5.00 Warrants (the “Warrant Certificates”) shall be substantially in the forms of Exhibit A-1 or Exhibit A-2, respectively, the provisions of which are incorporated herein, and shall be signed by, or bear the facsimile signature of, the Chief Executive Officer or the President, and the Treasurer, Secretary or Assistant Secretary of the Company, and shall bear such other insertions, letters, numbers, legends or marks of identification as the Company and the Warrant Agent deem appropriate, required or permitted by this Agreement.  In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.  The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.  Typographical and other minor errors or defects in any such facsimile signature shall not effect the validity or enforceability of any Warrant which has been countersigned and delivered by the Warrant Agent.  Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.  Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

3.1.2       Contemporaneously with the Closing Date (as such term is defined in the Purchase Agreement), upon written instruction by the Company to the Warrant Agent, the Warrant Agent will countersign for original issue $4.00 Warrants to purchase up to an aggregate of 58,333,275 shares of Common Stock and $5.00 Warrants to purchase up to an aggregate of 58,333,275 shares of Common Stock.  Contemporaneously with the Additional Closing Date (as such term is defined in the Purchase Agreement), upon written instruction by the Company to the Warrant Agent, the Warrant Agent will countersign for original issue $4.00 Warrants to purchase up to an aggregate of 8,749,992 shares of Common Stock and $5.00 Warrants to purchase up to an aggregate of  8,749,992 shares of Common Stock.

3.1.3       The $4.00 Warrants and the $5.00 Warrants offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Warrant Certificates in definitive, fully registered form, substantially in the forms set forth in Exhibit A-1 and Exhibit A-2, respectively (the “$4.00 Global Warrant” and “$5.00 Global Warrant,” respectively, and collectively, the “Global Warrants”), deposited with the Warrant Agent, as custodian for, and registered in the name of the nominee for, the Depositary, duly executed by the Company and countersigned by the Warrant Agent as provided herein.  The aggregate number of Warrants represented by each Global Warrant may from time to time be increased or decreased by adjustments made on the records of the Warrant Agent, as custodian for the Depositary, or its nominee, as provided in this Agreement; provided, that in no event shall the $4.00 Global Warrant represent the right to acquire more than 67,083,267 shares of Common Stock and in no event shall the $5.00 Global Warrant represent the right to acquire more than 67,083,267 shares of Common Stock, in each case, assuming subject to adjustment as provided in Section 5 below and assuming the maximum number of Units are purchased by the Initial Purchaser pursuant to the Purchase Agreement.    Beneficial owners of interests in a Global Warrant may receive a permanent Warrant Certificate in registered form substantially in the form set forth in Exhibit A-1 or Exhibit A-2, as applicable (the “Physical Warrant”), in accordance with the procedures of the Warrant Agent and the Depositary.

3.1.4       All Warrant Certificates shall bear the legend set forth in Exhibit B-1.  Each Global Warrant and Physical Warrant that constitutes a Restricted Security shall bear the legend (the “Private Placement Legend”) set forth in Exhibit B-2 on the face thereof until after the second anniversary of the later of (a) the Issue Date, and (b) the last date on which the Company or any Affiliate thereof was the owner of such Warrant (or any predecessor security), or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder or such longer period of time as may be required under the Securities Act or applicable state securities laws, as set forth in an opinion of counsel to the Company, unless otherwise agreed between the Company and the Holder thereof (such date, the “Resale Restriction Termination Date”).  Each Global Warrant shall also bear the legend set forth in Exhibit B-3.

3.2          Registration.

3.2.1       Warrant Register.  The Warrant Agent shall maintain books (“Warrant Register”) for the registration of the original issuance and transfers or exchanges of Warrants.  Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the name of the Initial Purchaser in accordance Section 3.1.2 above and instructions delivered to the Warrant Agent by the Company.  The Company shall, upon reasonable advance notice to the Warrant Agent, have access to the Warrant Register during the Warrant Agent’s regular business hours.  All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

3.2.2       Registered Holder.  Prior to due presentment for registration of transfer or exchange of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant shall be registered upon the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone other than the Company or the Warrant Agent) for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

3.3          Transfer and Exchange.

3.3.1       The Warrants shall initially be issued as part of the issuance of the Units.  With respect to each Unit, the Note and Warrants included therein will become separately transferable immediately following the sale by the Initial Purchaser of such Unit to a Person whom the Initial Purchaser reasonably believes to be a QIB in a transaction under Rule 144A.

3.3.2       A Holder may transfer or exchange Warrants for an equal number of Warrants in other denominations, only by surrendering to the Warrant Agent the Warrant Certificate therefor, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer or exchange, as applicable.  Thereupon, the Warrant Agent shall issue in exchange therefore one or more new Warrant Certificates as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that, in the event a Warrant Certificate surrendered for transfer bears a restrictive legend, the Warrant Agent may require a written opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrant Certificate(s) must also bear a restrictive legend.  No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the Warrant Register.  Prior to the registration of the transfer by the Warrant Agent as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name the Warrants are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. Upon any such transfer or exchange, a new Warrant Certificate(s), representing an equal aggregate number of Warrants shall be issued and the old Warrant Certificates shall be cancelled by the Warrant Agent.  Warrant Certificates so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon the Company’s request.  All Warrants issued upon any registration of transfer or exchange shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such registration of transfer or exchange.  The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a Warrant Certificate for a fraction of a warrant.

3.3.3       No service charge shall be made for any transfer or exchange of Warrants, but the Company or the Warrant Agent may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer exchange of Warrants to a name other than that of the registered holder.

3.3.4       The Warrant Agent is authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrant Certificates required to be issued pursuant to the provisions of this Section 3.3, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

3.4          Replacement of Warrants.  If the Holder of a Warrant claims that his, her or its Warrant Certificate has been mutilated, lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant, upon surrender to the Warrant Agent of the mutilated Warrant Certificate, or upon delivery to the Warrant Agent of evidence of the loss, destruction or theft of the Warrant Certificate satisfactory to the Warrant Agent and the Company. In the case of lost, destroyed or wrongfully taken Warrant Certificates, if required by the Warrant Agent or the Company, an indemnity bond must be provided by the Holder that is reasonably satisfactory to the Warrant Agent and the Company to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Warrant Agent may charge the Holder for its expenses in replacing a Warrant Certificate.  The Warrant Agent is authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrant Certificates required to be issued pursuant to the provisions of this Section 3.4, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.  If a Warrant Certificate is replaced pursuant to this Section 3.3, it ceases to be outstanding unless the Warrant Agent receives proof satisfactory to it, or a court holds, that the replaced Warrant Certificate is held by a bona fide purchaser.

3.5          Cancellation of Warrants.  The Company at any time may deliver Warrant Certificates to the Warrant Agent for cancellation. The Warrant Agent shall promptly cancel all Warrant Certificates surrendered for transfer, exchange, exercise or cancellation in accordance with its customary procedures. The Company may not issue new Warrants to replace Warrants delivered to the Warrant Agent for cancellation or that any Holder has exercised.

3.6          CUSIP Numbers.  The Company in issuing the Warrants may use one or more “CUSIP” numbers, and, if so, the Warrant Agent shall use the CUSIP numbers in notices relating to the Warrants as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Warrant Agent as to the correctness or accuracy of the CUSIP numbers printed on any notice or on any Warrant Certificate; provided, further, that reliance may be placed only on the other identification numbers printed on the Warrant Certificates, and the effectiveness of any such notice shall not be affected by any defect in, or omission of, such CUSIP numbers. The Company shall promptly notify the Warrant Agent in writing of any change in the CUSIP numbers.

3.7          Book-Entry Provisions for Global Warrants.

3.7.1       The Global Warrants initially shall (a) be registered in the name of the Depositary or the nominee of such Depositary, (b) be delivered to the Warrant Agent as custodian for such Depositary, and (iii) bear legends required by Section 3.1.4.  Members of, or participants in, the Depositary (“Participants”) shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary, or the Warrant Agent as its custodian, or under the Global Warrant, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of the Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Warrant.

3.7.2       Transfers of Global Warrants shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. In addition, Physical Warrants shall be transferred to all beneficial owners, as identified by the Depositary, in exchange for their beneficial interests in Global Warrants only if the Depositary notifies the Company that the Depositary is unwilling or unable to continue as depositary for any Global

Warrant (or the Depositary ceases to be a “clearing agency” registered under Section 17A of the Exchange Act) and a successor Depositary is not appointed by the Company within 90 days of such notice or cessation, or upon the request of the beneficial owners in accordance with the rules and procedures of the Depositary and the provisions of this Agreement.

3.7.3       In connection with the transfer of a Global Warrant in its entirety to beneficial owners pursuant to Section 3.7.2, such Global Warrant shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall upon written instructions from the Company countersign and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Warrant, an equal number of Physical Warrants of authorized denominations.

3.7.4       Any Physical Warrant constituting a Restricted Security delivered in exchange for an interest in a Global Warrant pursuant to 3.7.2 shall, except as otherwise provided by Section 3.8, bear the Private Placement Legend.

3.7.5       The Holder of any Global Warrant may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

3.8          Special Transfer Provisions.

3.8.1       Notwithstanding any other provisions of this Agreement, but except as provided in 3.7.2, a Global Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

3.8.2       Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Private Placement Legend unless (a) the requested transfer is after the Resale Restriction Termination Date, (b) there is delivered to the Warrant Agent and the Company an opinion of counsel reasonably satisfactory to the Company and addressed to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, or (c) such Warrant has been sold pursuant to an effective registration statement under the Securities Act and the Holder that sold such Warrants has delivered to the Warrant Agent a notice in the form of Exhibit C hereto. Upon the effectiveness, under the Securities Act, of a Registration Statement relating to the sale of Warrants, the Company shall deliver to the Warrant Agent a notice of effectiveness, a Global Warrant or Global Warrants representing the number of Warrants covered by such effective Registration Statement which do not bear the Private Placement Legend, a written opinion of counsel for the Company in customary form, and, if required by the Depositary, the Company shall deliver to the Depositary a letter of representations in a form reasonably acceptable to the Depositary. Upon the effectiveness of any post-effective amendment to the Registration Statement and upon the effectiveness, under the Securities Act, of any subsequent Registration Statement, the Company shall deliver to the Warrant Agent a notice of effectiveness and a written opion of counsel for the Company in customary form and, if such post-effective amendment or subsequent Registration Statement covers the sale of Warrants not covered by the initial Registration Statement, one or more Global Warrants relating to such additional Warrants.  Upon any sale, pursuant to a Registration Statement, of a beneficial interest in a Global Warrant that theretofore constituted a Restricted Security and delivery of appropriate evidence thereof to the Warrant Agent, and upon any sale or transfer of a beneficial interest in connection with which the Private Placement Legend will be removed in accordance with this Agreement, the Warrant Agent shall increase the portion of the Global Warrant that does not constitute a Restricted Security by the portion of such sale or transfer and likewise reduce the portion of the Global Warrant that does constitute a Restricted Warrant.

3.8.3       By its acceptance of any Warrant bearing the Private Placement Legend, each Holder of such a Warrant acknowledges the restrictions on transfer of such Warrant set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrant only as provided in this Agreement and the Private Placement Legend.

3.8.4       The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to Section 3.7 or this Section 3.8. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

4.                                      Terms and Exercise of Warrants.

4.1          Warrant Price.  Each Warrant shall, when countersigned by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, with respect to the $4.00 Warrants, at the price of $4.00 per whole share, and with respect to the $5.00 Warrants, at the price of $5.00 per whole share, in each case, subject to the adjustments provided in Section 5 hereof.  As used in this Agreement, the term “Warrant Price” refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised.

4.2          Duration of Warrants.  A Warrant may be exercised only during the period (“Exercise Period”) commencing on the date of issuance thereof and terminating at 5:00 p.m., New York City time, on the fifth year anniversary of the Issue Date (“Expiration Date”).  Each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date.

4.3          Exercise of Warrants.

4.3.1       Manner of Exercise; Payment of Warrant Price.  Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by:

(a)           surrendering the Warrant Certificate, at the principal office of the Warrant Agent, with the completed subscription form set forth in the Warrant Certificate duly executed; and

(b)           with respect to each full share of Common Stock as to which the Warrant is exercised, by paying in full (i) any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Stock and the issuance of the Common Stock, and (ii) the Warrant Price, in lawful money of the United States, in cash, certified check or bank draft payable to the order of the Company; provided, that, if the registered holder so elects, he, she or it may satisfy the obligation to pay the Warrant Price through a “cashless exercise,” in which event the Company shall issue to the registered holder the number of shares of Common Stock determined as follows:

X = Y((A-B)/A)
where:
X = the number of shares of Common Stock to be issued to the registered holder

Y = the number of shares of Common Stock with respect to which this Warrant is being exercised

A = the Current Market Price of the Common Stock

B = the Warrant Price

All cash payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company.

4.3.2       Limitation on Exercise.

(a)           Notwithstanding anything to the contrary contained herein, at any time that any of the Company’s equity securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the number of shares of Common Stock that may be acquired by a Holder upon exercise of any Warrant (or otherwise in respect thereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other individuals or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the “5% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of

Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall, instead of issuing shares of Common Stock in excess of the 5% Maximum Percentage, suspend its obligation to issue shares in excess of the foregoing limitation until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  Additionally, by written notice to the Company and the Warrant Agent, a Holder may waive the provisions of this Section 4.3.2(a) or increase or decrease the 5% Maximum Percentage to any other percentage specified in such notice; provided, that (i) any such waiver or increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and the Warrant Agent, and (ii) any such waiver or increase or decrease will apply only to such Holder and not to any other Holders of Warrants.

(b)           Notwithstanding anything to the contrary contained herein and regardless of whether the restrictions contained in Section 4.3.2(a) are waived as provided therein, the number of shares of Common Stock that may be acquired by a Holder upon exercise of any Warrant (or otherwise in respect thereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the “10% Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall, instead of issuing shares of Common Stock in excess of the 10% Maximum Percentage, suspend its obligation to issue shares in excess of the foregoing limitation until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  The provisions of this Section 4.3.2(b) may not be waived.

4.3.3       Issuance of Certificates.

(a)           As soon as practicable (and, in any event, within three Trading Days) after the exercise of any Warrant and, if applicable, the clearance of the funds in payment of the Warrant Price, the Company shall issue (or cause its transfer agent to issue) to the registered holder of such Warrant a certificate or certificates representing the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and, if such Warrant shall not have been exercised in full, a new countersigned Warrant Certificate for the number of shares as to which such Warrant shall not have been exercised.  Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of a Warrant unless (i) a registration statement under the Securities Act with respect to the Common Stock issuable upon exercise of such Warrants is effective and a current prospectus relating to the shares of Common Stock issuable upon exercise of the Warrants is available for delivery to the registered holders, or (ii) the exercise of the Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under applicable securities laws of the states or other jurisdictions in which the registered holder resides.  Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful.

(b)           Subject to the last two sentences of Section 4.3.3(a), if the Company fails to issue and deliver, or cause to be issued and delivered though the Warrant Agent, to a Holder (or such Holder’s nominee or nominee), certificates for the number of shares of Common Stock to which such Holder shall be entitled upon exercise of any Warrant on or prior to the date which is three Trading Days after the Date of Exercise (as defined below), and if on or after such date such Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock which such Holder anticipated receiving upon exercise, then the Company shall, within three Trading Days after such Holder’s request therefore, (i) pay in cash to such Holder the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the amount obtained by multiplying (x) the number of shares of Common Stock required to be issued and delivered upon such exercise, by (y) the price at which the sell order giving rise to such purchase obligation was executed, and (ii) at the option of such Holder, either reinstate the Warrant (or portion thereof) and equivalent number of shares of Common Stock for which such exercise was not timely honored, or deliver to the Holder the number of shares of Common Stock that should have been issued and delivered upon exercise of the Warrant in accordance with the terms hereof.

4.3.4       Valid Issuance.  All shares of Common Stock issued upon the proper exercise or surrender of a Warrant in conformity with this Agreement shall be validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any Lien or adverse claim.

4.3.5       Date of Issuance.  Each person or entity in whose name any such certificate for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the date on which the Warrant Certificate (together with the executed and completed subscription form) was surrendered and payment of the Warrant Price was made (including by way of cashless exercise, if applicable) (the “Date of Exercise”), except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

4.3.6       Taxes on Exercise.  If a Holder exercises a Warrant, the Company shall pay any documentary, stamp or similar issue or transfer tax or duty due on the issue, if any, of shares of Common Stock upon the exercise. However, such Holder shall pay any such tax or duty which is due because such shares are issued in a name other than such Holder’s name. The Company may refuse to deliver (or may refuse to cause its transfer agent to deliver) a certificate representing the shares of Common Stock to be issued in a name other than such Holder’s name until the Company (or its transfer agent) receives a sum sufficient to pay any tax or duty which will be due because such shares are to be issued in a name other than such Holder’s name. Nothing herein shall preclude any tax withholding required by law or regulation.

4.3.7       No Fractional Shares.  Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants.  If, by reason of any adjustment made pursuant to this Section 5, the holder of any Warrant would be entitled, upon the exercise of a Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number the number of the shares of Common Stock to be issued to the Warrant holder.

5.                                      Adjustments.

5.1          Cash Dividends.  In case the Company pays any cash dividend (including regularly scheduled cash dividends) or other cash distribution to holders of its Common Stock, then on and after the record date for the determination of holders of Common Stock entitled to such dividend or distribution, the Warrant Price shall be decreased by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which (a) the numerator shall be (i) the Current Market Price of the Common Stock, less (ii) the per share amount of such dividend or other distribution, and (b) the denominator shall be the Current Market Price of the Common Stock.  Such decrease shall become effective immediately prior to the opening of business on the day following such record date.

5.2          Stock Splits and Combinations.  In case the Company shall (a) pay a dividend in shares of Common Stock to all holders of Common Stock, (b) make a distribution in shares of Common Stock to all holders of Common Stock, (c) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (d) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock which such Holder would have owned immediately following such action had such Warrant been converted immediately prior thereto. Any adjustment made pursuant to this Section 5.2 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.  If any dividend or distribution of the type described in this Section 5.2 is declared but not so paid or made, the Warrant Price shall again be adjusted to the Warrant Price which would then be in effect if such dividend or distribution had not been declared.

5.3          Other Dividends.  In case the Company shall dividend or distribute to all holders of Common Stock shares of Capital Stock of the Company (other than Common Stock), evidences of Indebtedness or other assets (other than cash dividends or distributions covered by Section 5.1), or shall dividend or distribute to all holders of Common Stock warrants, options or rights to subscribe for or purchase securities, then, in each such case, the Warrant Price shall be decreased by multiplying the Warrant Price in effect immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to such dividend or distribution by a fraction of which (a) the numerator shall be an amount equal to (i) the Current Market Price of Common Stock, less (ii) the fair market value (as determined in good faith by the Company’s Board of Directors), on such record date, of the portion of the shares of Capital Stock, evidences of Indebtedness, assets, warrants, options or rights to be dividend or distributed applicable to one share of Common Stock, and (b) the denominator shall be the Current Market Price of the Common Stock, such decrease to become effective immediately prior to the opening of business on the day following such record date; provided, however, that if such denominator is equal to or less than one, then, in lieu of the foregoing adjustment to the Warrant Price, adequate provision shall be made so that each Holder shall have the right to receive upon exercise of Warrants, in addition to the shares of Common Stock issuable (and cash, if any, payable) upon such exercise, an amount of shares of Capital Stock, evidences of Indebtedness, assets, options, warrants or rights that such Holder would have received had such Holder exercised all of its Warrants on such record date. In the event that such dividend or distribution is not so paid or made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such dividend or distribution had not been declared.

5.4          Below Warrant Price Issuances.  In case the Company shall issue or sell shares of Common Stock or Common Stock Equivalents (other than Excluded Securities), at a price per share (or having an exercise price, conversion price or exchange price per share) lower than the Warrant Price in effect immediately prior to such issuance or sale, then the Warrant Price shall be reduced on the date of such issuance to the lowest price per share at which any such shares of Common Stock or Common Stock Equivalents have been issued or sold.  In connection with the adjustments contemplated by this Section 5.4, the following provisions shall apply:

5.4.1       No adjustment of any Warrant Price pursuant to this Section 5.4 shall have the effect of increasing such Warrant Price above the Warrant Price in effect immediately prior to such adjustment.

5.4.2       In the case of the issuance of Common Stock or Common Stock Equivalents for cash, the consideration shall be deemed to be the amount of cash paid, excluding amounts paid or payable for accrued interest.

5.4.3       In the case of the issuance of Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Company’s Board of Directors.

5.4.4       The disposition of  treasury shares shall be considered an issuance of Common Stock or Common Stock Equivalents.

5.4.5       If any Common Stock or Common Stock Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefore shall be deemed to be the fair value of the portion of the net assets of the non-surviving entity that is attributable to such Common Stock or Common Stock Equivalents.  The fair value of any consideration or net assets other than cash and securities (and, if applicable, the portions thereof attributable to any such stock or securities) shall be determined in good faith by the Company’s Board of Directors.

5.4.6       Common Stock Equivalents shall be deemed issued for the consideration, if any, received by the Company upon the issuance of such Common Stock Equivalents (excluding any cash received or receivable on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the full exercise, conversion or exchange of such Common Stock Equivalents.

5.4.7       All Common Stock or Common Stock Equivalents deemed issued pursuant to this Section 5.4 shall be considered issued only at the time of their deemed issuance and any actual issuance of such securities shall not be an actual issuance or a deemed issuance of Common Stock or Common Stock Equivalents under the provisions of this Section 5.4.

5.4.8       Simultaneously with any adjustment to the Warrant Price pursuant to this Section 5.4, the number of shares of Common Stock that may be purchased upon exercise of any Warrant shall be adjusted so that, after such adjustment, the aggregate Warrant Price payable upon full exercise of such Warrant shall be the same aggregate Warrant Price in effect immediately prior to such adjustment.

5.5          Adjustments at the Company’s Option.

5.5.1       In addition to the foregoing adjustments in Subsections 5.1, 5.2, 5.3 and 5.4 above, the Company, from time to time and to the extent permitted by law, may decrease the Warrant Price by any amount for a period of at least 20 days or such longer period as may be required by law, if the Company’s Board of Directors has made a determination, which determination shall be conclusive, that such decrease would be in the best interests of the Company. Such Warrant Price decrease shall be irrevocable during such period. The Company shall give notice to the Warrant Agent and cause notice of such decrease to be mailed to each Holder of Warrants at such Holder’s address as the same appears on the registry books of the Warrant Registrar, at least 15 days prior to the date on which such decrease commences.

5.5.2       The Company may make such decreases in the Warrant Price, in addition to those required by the above provisions of this Section 5, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of options, warrants or rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company or to its stockholders will not be taxable to the recipients thereof.

5.6          Effect of Other Adjustment Events.

5.6.1       The computation of any adjustment to be made pursuant to Section 5.1, 5.2 or 5.3 shall be subject to the following:

(a)           if the “ex” date for any event (other than the event requiring such computation) that requires an adjustment to the Warrant Price pursuant to Section 5.1, 5.2 or 5.3 occurs on or after the tenth Trading Day prior to the applicable Determination Date, and prior to the “ex” date for the issuance or distribution requiring such computation, the Volume Weighted Average Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Volume Weighted Average Price by the reciprocal of the fraction by which the Warrant Price is so required to be adjusted as a result of such other event;

(b)           if the “ex” date for any event (other than the event requiring such computation) that requires an adjustment to the Warrant Price pursuant to Section 5.1, 5.2 or 5.3, above occurs on or after the “ex” date for the issuance or distribution requiring such computation and on or prior to the applicable Determination Date, the Volume Weighted Average Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Volume Weighted Average Price by the same fraction by which the Warrant Price is so required to be adjusted as a result of such other event; and

(c)           if the “ex” date for the event requiring such computation is on or prior to the applicable Determination Date, after taking into account any adjustment required pursuant to clause (a) or (b) above, the Volume Weighted Average Price for each Trading Day on and after such “ex” date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Company’s Board of Directors) of the evidences of Indebtedness, shares of Capital Stock or other securities or assets or cash being distributed (in the event requiring such computation) applicable to one share of Common Stock as of the close of business on the day before such “ex” date.

5.6.2       For purposes of this subsection, the term “ex” date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades the regular way on the relevant Trading Market from which the Volume Weighted Average Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades the regular way on such exchange or in such Trading Market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender offer or exchange offer means the first date on which the Common Stock trades the regular way on such Trading Market after the expiration time of such tender offer or exchange offer (as it may be amended or extended).

5.7          No Adjustments.  No adjustment in the Warrant Price shall be required for a change in the par value or no par value of the Common Stock.  Further, no adjustment in the Warrant Price shall be required unless the adjustment would require an increase or decrease of at least $0.01; provided, however, that any adjustments which by reason of this Section 5.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth of a share, as the case may be.

5.8          Certificate of Adjustment.  Whenever the Warrant Price is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Warrant Register a notice of the adjustment and file with the Warrant Agent a certificate of adjustment, executed by an authorized officer of the Company, briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error.  At the Company’s request, upon reasonable prior notice agreed to by the Warrant Agent, the Warrant Agent shall, in the Company’s name and at the Company’s expense, mail to Holders at the addresses appearing on the Warrant Register such notice of adjustment required by this Section 5.8; provided, that the form and content of such notice shall be prepared by the Company.

5.9          Notice of Certain Transactions.  In the event that (a) the Company takes any action, or becomes aware of any event, which would require an adjustment in the Warrant Price; (b) the Company takes any action described in Section 5.10; or (c) there is a dissolution or liquidation of the Company, the Company shall mail to Holders and to the Warrant Agent a written notice describing, in reasonable detail, such action or event, the effect thereof on the Warrants and the related rights of the Holders, and stating the proposed record, effective or expiration date, as the case may be, of any such action or event.  The Company shall mail such notice at least ten days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any such transactions or event. At the Company’s request, upon reasonable prior notice, the Warrant Agent shall, in the Company’s name and at the Company’s expense, mail to Holders such written notice required by this 5.9; provided, that the form and content of such notice shall be prepared by the Company.

5.10        Effect of Reclassifications, Consolidations, Mergers, Binding Share Exchanges or Sales.  If any of the following shall occur, namely: (a) any reclassification or change in the Common Stock issuable upon exercise of Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) any consolidation, merger or binding share exchange to which the Company is a party other than a merger in which the Company is the continuing Person and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, the Common Stock, or (c) any sale, transfer, lease, conveyance or other disposition of all or substantially all of the property or assets of the Company (each, a “Fundamental Transaction”), then the Company or such successor or purchasing Person, as the case may be, shall, as a condition precedent to such Fundamental Transaction, execute and deliver to the Warrant Agent a supplement to this Agreement in form reasonably satisfactory to the Warrant Agent providing that, at and after the effective time of such Fundamental Transaction (i) the Holder of each Warrant then outstanding shall have the right to exercise such Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such Fundamental Transaction by a holder of the number of shares of Common Stock deliverable upon exercise of such Warrant immediately prior to such Fundamental Transaction (including the right of a stockholder to select the particular type of consideration to be received), and (ii) in lieu of the rights provided by clause (i), a Holder may elect to receive from the Company or such successor or purchasing Person, an amount in cash equal to the value of such Holder’s Warrant, calculated in accordance with the Black-Scholes formula (using volatility of 50%).  Such supplement shall (A) briefly describe the Fundamental Transaction giving rise thereto, (B) state the kind and amount of shares of stock or securities or property (including cash) receivable by Holders of the Warrants upon exercise thereof following any such Fundamental Transaction and any adjustment to be made with respect thereto, (C) provide for adjustments of the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments of the Warrant Price provided for in this Section 5 (including, but not limited to, adjustments for any cash dividends or distributions made by the successor or purchasing Person), and (D) describe the procedure by which a Holder may exercise the rights, and receive the payment, describe in clause (ii) above.  If, in the case of any such Fundamental Transaction, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a Person other than the successor or purchasing Person, as the case may be, in such Fundamental

Transaction, then such supplement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Warrants as the Company’s Board of Directors in good faith shall reasonably determine necessary by reason of the foregoing. The provisions of this Section 5.10 shall similarly apply to successive Fundamental Transactions.

5.11        Warrant Agent’s Disclaimer.  The Warrant Agent has no duty to determine when an adjustment under this Section 5 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Company’s written advice with respect thereto (including, without limitation, a certificate of adjustment delivered to the Warrant Agent in accordance with Section 5.8 and/or a supplement delivered to the Warrant Agent in accordance with Section 5.10).  The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon conversion of Warrants, and the Warrant Agent shall not be responsible for the failure by the Company to comply with any provisions of this Section 5.

5.12        Form of Warrant.  The form of Warrant need not be changed because of any adjustment pursuant to this Section 5, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement.  However, the Company may, at any time, in its sole discretion, make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.                                      Other Provisions Relating to Rights of Holders of Warrants.

6.1          No Rights as Stockholder.  Except as provided in Section 6.5 below, a Warrant does not entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions, exercise any preemptive rights or any right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2          Reservation of Common Stock.  The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

6.3          Registration Rights.  The Warrants and the shares of Common Stock issuable upon exercise thereof constitute “Registrable Securities” as that term is used in the Registration Rights Agreement.  The holder of any Warrant or shares of Common Stock issued upon exercise of a Warrant shall be entitled to the rights, and subject to the obligations, set forth in said Registration Rights Agreement.

6.4          Right of Action.  All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder’s own behalf and for such Holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.

7.                                      Concerning the Warrant Agent and Other Matters.

7.1          Payment of Taxes.  The Company will, from time to time, promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

7.2          Resignation, Consolidation, or Merger of Warrant Agent.

7.2.1       Appointment of Successor Warrant Agent.  The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company.  If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint, in writing, a successor Warrant Agent in place of the Warrant Agent.  If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of a Warrant, then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent.  Any successor Warrant Agent, whether appointed by the Company or by such court, shall have a place of business in the Borough of Manhattan, City and State of New York, shall be authorized under applicable laws to exercise corporate trust powers and shall be subject to supervision or examination by federal or state authorities.  After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but, if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, rights, immunities, duties and obligations of such predecessor Warrant Agent hereunder; and, upon request of any successor Warrant Agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in, and confirming to, such successor Warrant Agent all such authority, powers, rights, immunities, duties and obligations.

7.2.2       Notice of Successor Warrant Agent.  In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

7.2.3       Merger or Consolidation of Warrant Agent.  Any entity into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act on the part of the Company or the Warrant Agent.

7.3          Fees and Expenses of Warrant Agent.

7.3.1       Remuneration.  The Company agrees to pay the Warrant Agent reasonable remuneration for its services as Warrant Agent hereunder as set forth on Exhibit D hereto and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

7.3.2       Further Assurances.  The Company agrees to perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

7.4          Liability of Warrant Agent.

7.4.1       Reliance on Company Statement.  Whenever, in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Financial Officer or Chairman of the Board of the Company and delivered to the Warrant Agent.  The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

7.4.2       Indemnity.  The Warrant Agent shall be liable hereunder only for its own gross negligence or willful misconduct.  The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement, except as a result of the Warrant Agent’s gross negligence or willful misconduct.

7.4.3       Exclusions.  The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 5 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it, by any act hereunder, be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will. when issued, be validly issued and fully paid and nonassessable.

7.5          Acceptance of Agency.  The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and, among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.

8.                                      Miscellaneous Provisions.

8.1          Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

8.2          Notices.  All notices and other communications provided for or permitted hereunder (including, without limitation, any notice of exercise made by a Warrant holder) shall be made in writing, shall be delivered by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (a) when made, if made by hand delivery, (b) upon confirmation, if made by confirmed facsimile transmission (provided notice is also given by some other means permitted by this Section 8.2), (c) one Business Day after being deposited with such courier, if made by overnight courier, or (d) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

if to a Warrant holder, to the address of such Person contained in the Warrant Register if to the Company, to:

Charys Holding Company, Inc.

1117 Perimeter Center West, Suite N-415

Atlanta, Georgia  30338

Attention:  Mr. Billy V. Ray, Jr., Chief Executive Officer

Facsimile:  (678) 443-2320

if to the Warrant Agent, to:

The Bank of New York Trust Company, N.A.
DM-GEO
101 Barclay Street
New York, NY 10286
Attention:  Corporate Trust Admin - ATL

with a copy to:

The Bank of New York Trust Company, N.A.
100 Ashford center North, Suite 520
Atlanta, GA 30338

Attention:  Karen Kelly

or to such other address as such person may have furnished to the other persons identified in this Section 8.2 in writing in accordance herewith.

8.3          Applicable Law.  The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Agreement and the Warrants.  The Company submits to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York, over any suit, action or proceeding arising under or in connection with this Agreement or the transactions contemplated hereby or the Warrants.  The Company waives any objection that they may have to the venue of any suit, action or proceeding arising under or in connection with this  Agreement or the transactions contemplated hereby or the Warrants in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York, was brought in an inconvenient court and agrees not to plead or claim the same.

8.4          Persons Having Rights under this Agreement.  Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person, other than the parties hereto and the registered holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof.  All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holders of the Warrants.

8.5          Examination of the Agreement.  A copy of this Agreement shall be available at all reasonable times at the principal office of the Warrant Agent, for inspection by the registered holder of any Warrant.  The Warrant Agent may require any such holder to submit his, her or its Warrant for inspection.

8.6          Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.  Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

8.7          Construction.  Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise.  The word “including” shall mean including, without limitation, and is used in an illustrative sense rather than a limiting sense.  Terms used with initial capital letters will have the meanings specified applicable to singular and plural forms for all purposes of this Agreement.  Reference to any gender will be deemed to include all genders and the neutral form.  The headings in this Agreement are used for convenience of reference only and shall not be considered in construing or interpreting this Agreement.

8.8          Amendments.

8.8.1       This Agreement and any Warrant Certificate may be amended by the parties hereto by executing a supplemental warrant agreement (a “Supplemental Agreement”), without the consent of any of the Warrant holders, for the purpose of (a) curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this agreement that is not inconsistent with the provisions of this Agreement or the Warrant Certificates, (b) evidencing the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained in this agreement and the Warrants, (c) evidencing and providing for the acceptance of appointment by a successor Warrant Agent with respect to the Warrants, (d) adding to the covenants of the Company for the benefit of the Warrant holders or surrendering any right or power conferred upon the Company under this Agreement, or (e) amending this agreement and the Warrants in any manner that the Company may deem to be necessary or desirable and that will not adversely affect the interests of the Warrant holders in any material respect.

8.8.2       The Company and the Warrant Agent may amend this agreement and the Warrants by executing a Supplemental Agreement with the consent of a Majority of the Warrant Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders under this agreement; provided, however, that, without the consent of each of the Holders affected thereby, no such amendment may be made that (a) changes the Warrants so as to reduce the number of shares of Common Stock (or other securities) purchasable upon exercise of the Warrants or so as to increase the Warrant Price (other than as provided by Section 5), (b) shortens the period of time during which the Warrants may be exercised, (c) otherwise adversely affects the exercise rights of the Holders in any material respect, or (d) amends this Section 8.8.2.  For purposes hereof, the term “Majority of the Warrant Holders” means Holders of Warrants exercisable for at least a majority of the shares of Common Stock issuable upon exercise of all then outstanding Warrants (in each case, excluding any previously exercised Warrants or shares of Common Stock previously issued upon such exercise).

8.9          Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(Remainder of page intentionally left blank.  Signature page immediately follows.)

IN WITNESS WHEREOF, this Warrant Agent Agreement has been duly executed by the parties hereto as of the day and year first above written.

CHARYS HOLDING COMPANY, INC.

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Karen Z. Kelly
Karen Z. Kelly, Vice President

EXHIBIT A-1

FORM OF $4.00 WARRANT CERTIFICATE

NUMBER	THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, FEBRUARY 16, 2012	WARRANTS

CHARYS HOLDING COMPANY, INC.

WARRANT                                                          CUSIP

THIS CERTIFIES THAT, for value received

is the registered holder of a Warrant or Warrants expiring at 5:00 p.m., New York City time, on February 16, 2012, to purchase one fully paid and non-assessable share (each a “Warrant Share”) of Common Stock, par value $0.001 per share (“Common Stock”), of Charys Holding Company, Inc., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate.  The Warrant entitles the holder thereof to purchase from the Company, at any time, and from time to time, such number of Warrant Shares at a price of $4.00 per share, subject to adjustment as provided in the Warrant Agreement (defined below), upon surrender at the office or agency of the Warrant Agent (as defined below), of this Warrant Certificate, with the subscription form on the reverse hereof duly completed and executed, with signature guaranteed as therein specified, and payment in full of the Warrant Price, in cash, certified check or bank draft payable to the order of the Company, or by “cashless exercise,” in any such case, subject to the conditions set forth herein and in the Warrant Agreement; provided, that, the Company shall not be obligated to deliver any Warrant Shares pursuant to the exercise of a Warrant and shall have no obligation to settle a Warrant exercise unless a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to such Warrant Shares is effective and a current prospectus is available for delivery to the Warrant holders or the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Act.  The Warrant Agreement provides that, upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder may, subject to certain conditions, be adjusted.  As used in this Warrant Certificate, the term “Warrant Price” refers to the price per share at which Warrant Shares may be purchased at the time the Warrant is exercised.

This Warrant Certificate is issued under and in accordance with a Warrant Agent Agreement, dated as of February 16, 2007 (the “Warrant Agreement”), by and between the Company and The Bank of New York Trust Company, N.A., as warrant agent (the “Warrant Agent”), the terms and provisions of which are incorporated by reference herein and made a part hereof.  Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at DM-GEO, 101 Barclay Street, New York, NY 10286; Attention:  Corporate Trust Admin - ATL.  Each holder of this Warrant Certificate, by holding the same, consents and agrees to the terms and provisions of the Warrant Agreement.

No fraction of a Warrant Share will be issued upon any exercise of a Warrant.  If the holder of a Warrant would be entitled to receive a fraction of a Warrant Share upon any exercise of a Warrant, the Company shall, upon such exercise, round up to the nearest whole number the number of Warrant Shares to be issued to such holder.

Upon any exercise of the Warrant for less than the total number of full Warrant Shares provided for herein, there shall be issued to the registered holder hereof or the registered holder’s assignee a new Warrant Certificate covering the number of Warrant Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.  This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

CHARYS HOLDING COMPANY, INC. CORPORATE THE STATE OF DELAWARE SEAL 1959

By:		By:
	Billy V. Ray, Jr., CHIEF EXECUTIVE OFFICER	Raymond J. Smith, SECRETARY
BANK OF NEW YORK TRUST COMPANY, N.A., as Warrant Agent

By:
Karen Z. Kelly, Vice President

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise                        Warrants represented by Warrant Certificate No.                          , and to purchase the Warrant Shares issuable upon such exercise.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in said Warrant Certificate and the related Warrant Agent Agreement, dated as of February 16, 2007, by and between CHARYS HOLDING COMPANY, INC. and BANK OF NEW YORK TRUST COMPANY, N.A.  The undersigned Registered Holder intends that payment of the Warrant Price be made by:

Check one:            ☐            Payment of $                          by wire transfer, certified check or bank draft.

☐            “Cashless Exercise”

The undersigned Registered Holder requests that Certificates for shares shall be issued in the name of:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
	(SIGNATURE)	(TAX IDENTIFICATION NUMBER)

(ADDRESS)
SIGNATURE(S) GUARANTEED BY:

ASSIGNMENT To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,	hereby sells, assigns, and transfers unto:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)

SIGNATURE(S) GUARANTEED BY:

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.

EXHIBIT A-2

FORM OF $5.00 WARRANT CERTIFICATE

NUMBER	THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, FEBRUARY 16, 2012	WARRANTS

CHARYS HOLDING COMPANY, INC.

WARRANT                                                          CUSIP

THIS CERTIFIES THAT, for value received

is the registered holder of a Warrant or Warrants expiring at 5:00 p.m., New York City time, on February 16, 2012, to purchase one fully paid and non-assessable share (each a “Warrant Share”) of Common Stock, par value $0.001 per share (“Common Stock”), of Charys Holding Company, Inc., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate.  The Warrant entitles the holder thereof to purchase from the Company, at any time, and from time to time, such number of Warrant Shares at a price of $5.00 per share, subject to adjustment as provided in the Warrant Agreement (defined below), upon surrender at the office or agency of the Warrant Agent (as defined below), of this Warrant Certificate, with the subscription form on the reverse hereof duly completed and executed, with signature guaranteed as therein specified, and payment in full of the Warrant Price, in cash, certified check or bank draft payable to the order of the Company, or by “cashless exercise,” in any such case, subject to the conditions set forth herein and in the Warrant Agreement; provided, that, the Company shall not be obligated to deliver any Warrant Shares pursuant to the exercise of a Warrant and shall have no obligation to settle a Warrant exercise unless a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to such Warrant Shares is effective and a current prospectus is available for delivery to the Warrant holders or the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Act.  The Warrant Agreement provides that, upon the occurrence of certain events the Warrant Price and the number of Warrant Shares purchasable hereunder may, subject to certain conditions, be adjusted.  As used in this Warrant Certificate, the term “Warrant Price” refers to the price per share at which Warrant Shares may be purchased at the time the Warrant is exercised.

This Warrant Certificate is issued under and in accordance with a Warrant Agent Agreement, dated as of February 16, 2007 (the “Warrant Agreement”), by and between the Company and The Bank of New York Trust Company, N.A., as warrant agent (the “Warrant Agent”), the terms and provisions of which are incorporated by reference herein and made a part hereof.  Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at DM-GEO, 101 Barclay Street, New York, NY 10286; Attention:  Corporate Trust Admin - ATL.  Each holder of this Warrant Certificate, by holding the same, consents and agrees to the terms and provisions of the Warrant Agreement.

No fraction of a Warrant Share will be issued upon any exercise of a Warrant.  If the holder of a Warrant would be entitled to receive a fraction of a Warrant Share upon any exercise of a Warrant, the Company shall, upon such exercise, round up to the nearest whole number the number of Warrant Shares to be issued to such holder.

Upon any exercise of the Warrant for less than the total number of full Warrant Shares provided for herein, there shall be issued to the registered holder hereof or the registered holder’s assignee a new Warrant Certificate covering the number of Warrant Shares for which the Warrant has not been exercised.

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other governmental charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

This Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.  This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

CHARYS HOLDING COMPANY, INC. CORPORATE THE STATE OF DELAWARE SEAL 1959

By:		By:
	Billy V. Ray, Jr., CHIEF EXECUTIVE OFFICER	Raymond J. Smith, SECRETARY
BANK OF NEW YORK TRUST C OMPANY, N.A., as Warrant Agent

By:
Karen Z. Kelly, Vice President

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise                        Warrants represented by Warrant Certificate No.                          , and to purchase the Warrant Shares issuable upon such exercise.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in said Warrant Certificate and the related Warrant Agent Agreement, dated as of February 16, 2007, by and between CHARYS HOLDING COMPANY, INC. and BANK OF NEW YORK TRUST COMPANY, N.A.  The undersigned Registered Holder intends that payment of the Warrant Price be made by:

Check one:            ☐            Payment of $                          by wire transfer, certified check or bank draft.

☐            “Cashless Exercise”

The undersigned Registered Holder requests that Certificates for shares shall be issued in the name of:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
	(SIGNATURE)	(TAX IDENTIFICATION NUMBER)

(ADDRESS)
SIGNATURE(S) GUARANTEED BY:

ASSIGNMENT To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,	hereby sells, assigns, and transfers unto:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
(SIGNATURE)

SIGNATURE(S) GUARANTEED BY:

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.

EXHIBIT B-1

FORM OF LEGEND REGARDING REGISTRATION RIGHTS AGREEMENT

THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY SHALL BE ENTITLED TO THE BENEFITS OF THAT CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED FEBRUARY 16, 2007, AMONG CHARYS HOLDING COMPANY, INC. AND MCMAHAN SECURITIES CO. L.P. FOR THE BENEFIT OF PARTIES IN INTEREST THERETO.

EXHIBIT B-2

FORM OF PRIVATE PLACEMENT LEGEND

THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR THAT IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES THAT IT WILL NOT DIRECTLY OR INDIRECTLY ENGAGE IN ANY HEDGING TRANSACTIONS INVOLVING THIS SECURITY OR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY UNLESS IN COMPLIANCE WITH THE SECURITIES ACT, AND (3) AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR THAT IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), OR (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(C) ABOVE, A DULY COMPLETED AND SIGNED CERTIFICATE (THE FORM OF WHICH MAY BE OBTAINED FROM THE WARRANT AGENT) MUST BE DELIVERED TO THE WARRANT AGENT. PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (3)(D) ABOVE, THE COMPANY AND THE WARRANT AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE SECURITIES LAWS.

EXHIBIT B-3

FORM OF LEGEND FOR GLOBAL WARRANT

Any Global Warrant issued, countersigned and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGENT AGREEMENT, DATED AS OF FEBRUARY 16, 2007 (THE “WARRANT AGREEMENT”) BETWEEN THE COMPANY AND THE BANK OF NEW YORK TRUST COMPANY, N.A. (THE “WARRANT AGENT”) AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.7 OF THE WARRANT AGREEMENT.

EXHIBIT C

FORM OF NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Charys Holding Company, Inc.

1117 Perimeter Center West, Suite N-415

Atlanta, Georgia  30338

Attention:  Mr. Billy V. Ray, Jr., Chief Executive Officer

The Bank of New York Trust Company, N.A. DM-GEO
101 Barclay Street
New York, NY 10286

Attention:  Corporate Trust Admin - ATL

The Bank of New York Trust Company, N.A.
100 Ashford center North, Suite 520
Atlanta, GA 30338

Attention:  Karen Kelly

Re:                               Warrants to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Charys Holding Company, Inc. (the “Company”) at an initial exercise price of $4.00 per share (“$4.00 Warrants”) and warrants to purchase shares of Common Stock at an initial exercise price of $5.00 per share (“$5.00 Warrants” and, together with the $4.00 Warrants, the “Warrants”).

Ladies and Gentlemen:

Please be advised that                                                                                                  has transferred                      $4.00 Warrants,                         shares of Common Stock issued upon exercise of $4.00 Warrants,                                     $5.00 Warrants, and                                             shares of Common Stock issued upon exercise of $5.00 Warrants pursuant to an effective Registration Statement on Form              (File No. 333-                      ).

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Warrants or shares of Common Stock is named as a “Selling Security Holder” in the Prospectus, dated                      , or in amendments or supplements thereto, and that the Warrants and the number of shares of Common Stock transferred are [a portion of] the Warrants and shares of Common Stock listed in such Prospectus, as amended or supplemented, opposite such owner’s name.

Very truly yours,

(Name)

(Signature)

EXHIBIT D

WARRANT AGENT FEES

The Warrant Agent fees are included in the fees payable to The Bank of New York Corporate Trust Company, N.A., as Trustee, under the Indenture.